UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2026

HELIX ENERGY SOLUTIONS GROUP, INC.
(Exact name of registrant as specified in its charter)

Minnesota	001-32936	95-3409686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3505 West Sam Houston Parkway North
Suite 400
Houston, Texas	77043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-618-0400

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	HLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 31, 2026, Helix Energy Solutions Group, Inc. (the “Company” or “Helix”) held a special meeting of shareholders (the “Special Meeting”) in connection with the proposed merger with Hornbeck Offshore Services, Inc., a Delaware corporation (“Hornbeck”), as disclosed in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on July 31, 2026. At the close of business on July 27, 2026, the record date for the Special Meeting, 147,382,447 shares of Helix common stock were issued and outstanding. The final voting results are disclosed below.

1.
Issuance of Common Stock. Shareholders approved the issuance of shares of common stock, par value $0.00001 per share, of Helix following the Conversion (as defined below) (“Helix Delaware”) for purposes of complying with Section 312.03(c) of the New York Stock Exchange’s (“NYSE”) Listed Company Manual and, in the event such issuance constitutes a change of control, Section 312.03(d) of the NYSE’s Listed Company Manual.

Votes For	Votes Against	Abstentions
126,692,154	644,096	172,957

2.
Increase in Authorized Stock. Shareholders approved an increase in the authorized amount of (i) common stock, par value $0.00001 per share, of Helix Delaware and (ii) preferred stock, par value $0.00001 per share, of Helix Delaware, as set forth in Article V of the Charter (as defined below).

Votes For	Votes Against	Abstentions
118,826,885	8,652,248	30,074

3.
Approval of the Second Merger. Shareholders approved the merger of Hornbeck, as the surviving corporation in the First Merger (as defined below), with and into Hercules Sub LLC, a Delaware limited liability company (the “Second Merger”).

Votes For	Votes Against	Abstentions
117,854,088	9,468,404	186,715

4.
Plan of Conversion. Shareholders approved the plan of conversion, pursuant to which, immediately prior to the merger of Odyssey Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of Helix, with and into Hornbeck, with Hornbeck continuing as the surviving entity (the “First Merger” and, together with the Second Merger, the “Mergers”), Helix will convert from a Minnesota corporation to a Delaware corporation (the “Conversion” and Helix Delaware, following the Mergers, the “Combined Company”) in accordance with Section 265 of General Corporation Law of the State of Delaware, as amended, and Section 302A.682 of the Minnesota Business Corporation Act, as amended.

Votes For	Votes Against	Abstentions
126,208,465	1,111,078	189,664

5.
Compliance with Jones Act. Shareholders approved the provisions in Article XV of the form of certificate of incorporation of the Combined Company attached as Annex D to Helix’s registration statement on Form S-4, as amended (File No. 333-296508), (the “Charter”) regarding compliance with the United States citizenship and cabotage laws commonly referred to as the “Jones Act”, which are principally contained in 46 U.S.C. §§ 50501 (a), (b) and (d) and 46 U.S.C. Chapters 121 and 551.

Votes For	Votes Against	Abstentions
126,978,952	443,103	87,152

6.	Director and Officer Citizenship Requirement. Shareholders approved the director and officer citizenship requirement provisions, as set forth in Section 6.7 of the Charter.

Votes For	Votes Against	Abstentions
126,985,653	477,069	46,485

7.	Exclusive Forum. Shareholders approved the submission to jurisdiction provisions, as set forth in Article XIV of the Charter.

Votes For	Votes Against	Abstentions
108,168,163	19,301,372	39,672

8.	Officer Exculpation. Shareholders approved the provisions limiting liability of officers, as set forth in Article VII of the Charter.

Votes For	Votes Against	Abstentions
114,732,346	12,734,229	42,632

9.
Supermajority Approval Requirement. Shareholders approved the removal of the supermajority approval requirements, as set forth in Article XI of the Charter. Such approval required the affirmative vote of the holders of shares of Helix common stock representing 80% of the outstanding shares of Helix common stock entitled to vote on such proposal.

Votes For	Votes Against	Abstentions
126,744,287	720,658	44,262

10.	Corporate Opportunities Provision. Shareholders rejected the corporate opportunities provisions, as set forth in Article IX of the Charter.

Votes For	Votes Against	Abstentions
57,242,463	69,985,545	281,199

11.
Non-Binding Named Executive Officer Compensation. Shareholders approved, on a non-binding advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Mergers.

Votes For	Votes Against	Abstentions
114,232,888	12,947,303	329,016

12.	Adjournment. Because the Company’s shareholders approved proposals (1) through (6), the adjournment proposal was not submitted to the shareholders.

Item 7.01	Regulation FD Disclosure.

On August 31, 2026, Helix and Hornbeck issued a joint press release announcing the results at the Special Meeting, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release, dated August 31, 2026

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2026
HELIX ENERGY SOLUTIONS GROUP, INC.

	By:	/s/ Erik Staffeldt
Erik Staffeldt
Executive Vice President and Chief Financial Officer